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                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement
(Form S-8, No. 333-     ) pertaining to the MedPartners, Inc. 1998 Employee
Stock Option Plan of our reports dated March 13, 1998, with respect to the consolidated financial statements of MedPartners, Inc., included in its Annual Report on Form 10-K for the year ended December 31, 1997, filed with the Securities and Exchange Commission.



                                            ERNST & YOUNG LLP



Birmingham, Alabama
September 25, 1998



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